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                                                                 Exhibit 10.14

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS
OF SAID ACT.


No. W-2                                   Warrants to Purchase 500,000 Shares
                                                  of Series B Preferred Stock

                                WARRANT CERTIFICATE

                                 ZAPME! CORPORATION

   This Warrant Certificate certifies that Barry R. Minsky, or permitted assigns ("Holder"), is the registered holder of warrants (the "Warrants") to purchase shares of Series B Preferred Stock (the "Preferred Stock") of ZapMe! Corporation, a California corporation (the "Company"). Each Warrant entitles the Holder, upon exercise and payment of the Exercise Price (as defined below) on or before the Expiration Time (as defined below), to receive from the Company one fully paid and nonassessable share of Preferred Stock (each such share, a "Warrant Share").

   The Warrants are being issued pursuant to that certain Convertible Note and Warrant Purchase Agreement dated as of May 7, 1998 by and between the Company and the initial Holder hereof (the "Purchase Agreement"). All capitalized terms not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.

     1. TERM. The Warrants may be exercised by the Holder, in whole or in part, at any time and from time to time until 5:00 p.m. Pacific time on May 7, 2003. No Warrant may be exercised after the Expiration Time.

     2. METHOD OF EXERCISE; PAYMENT AND NET EXERCISE; ISSUANCE OF NEW WARRANT CERTIFICATE.

          (a) The Warrants may be exercised by the Holder hereof in whole or in part and from time to time, at the election of the Holder, by: (i) surrender of this Warrant Certificate, (with the notice of exercise substantially in the form attached hereto as EXHIBIT A (the "Exercise Notice") duly completed and executed), at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company, of an amount equal to the aggregate Exercise Price of the Warrant Shares then being purchased; or (ii) delivery of the Exercise Notice to the Company indicating that the Holder is exercising the Warrants on a "net" basis by authorizing the Company to withhold from issuance a number of Warrant Shares issuable upon such exercise which, when multiplied by the Fair Market Value of the


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Warrant Shares (as defined in Section 4 below), is equal to the aggregate
Exercise Price of the Warrant Shares being purchased upon such exercise (in which case such withheld shares shall no longer be issuable under this Warrant).

          (b) The "Exercise Price" shall be (i) $3.00 per share for the first 250,000 Warrant Shares purchased hereunder, and (ii) $3.50 per share for the remaining 250,000 Warrant Shares subject to purchase hereunder. The Exercise Price and the number of Warrant Shares issuable upon exercise thereof is subject to adjustment as set forth in Section 3 below.

          (c) The person or persons in whose name(s) any certificate(s) representing the Warrant Shares shall be issuable upon exercise of Warrants shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which the Warrants are exercised. In the event of any exercise of Warrants, certificates for the shares of Warrant Stock so purchased shall be delivered to the Holder as soon as possible and in any event within thirty (30) days after such exercise and, in the event that upon any exercise of Warrants the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the Holder or its permitted assignee a new Warrant Certificate evidencing the balance of the Warrants not so exercised, as soon as possible and in any event within such thirty-day period.

     3. ADJUSTMENT OF NUMBER OF SHARES AND EXERCISE PRICE. The number and kind of securities purchasable upon exercise of the Warrants and the Exercise Price thereof shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) RECLASSIFICATION. In case of any reclassification or change of the Preferred Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Holder of this Warrant Certificate shall have the right to receive, at an aggregate Exercise Price not to exceed that payable upon the exercise of the unexercised portion of the Warrants represented hereby, and in lieu of the Warrant Shares theretofore issuable upon exercise of the Warrants represented hereby, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of the number of shares of Preferred Stock then purchasable hereunder. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications or changes.

          (b) STOCK DIVIDENDS. If the Company at any time while Warrants remain outstanding and unexpired shall pay a dividend with respect to its Preferred Stock payable in shares of Preferred Stock, then the number of Warrant Shares issuable upon exercise of each Warrant shall be increased, from and after the date of determination of stockholders entitled to receive such dividend, to that number determined by multiplying the number of Warrant Shares issuable upon exercise of each Warrant immediately prior to such date of determination by a fraction, the numerator of which shall be the total number of shares of Preferred Stock outstanding immediately after such dividend, and the denominator of which shall be the total number of shares of Preferred Stock outstanding immediately prior to such dividend.


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          (c) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any
time while Warrants remain outstanding and unexpired shall subdivide or combine its outstanding shares of Preferred Stock, the number of Warrant Shares issuable upon exercise of each Warrant shall be proportionately increased in the case of a subdivision or decreased in the case of a combination, effective at the close of business on the date such subdivision or combination becomes effective.

          (d) ADJUSTMENT OF NUMBER OF WARRANT SHARES. Upon each adjustment in the number of Warrant Shares purchasable hereunder, the Exercise Price shall be adjusted, to the nearest $0.01, to the product obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable hereunder immediately prior to such adjustment and the denominator of which shall be the number of Warrant Shares purchasable hereunder immediately thereafter; provided, however, that such adjustment in the Exercise price shall be made separately for one-half of the Warrant Shares issuable hereunder so as to preserve the economic effect of Section 2(b) hereof.

          (e) MERGER OR CONSOLIDATION. In case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company is a continuing corporation and in which the Company's stockholders immediately preceding such consolidation or merger own at least 50% of the voting securities of the Company following such consolidation or merger and which does not result in any reclassification of the Common Stock issuable upon exercise of the Warrants), or in case of any sale of all or substantially all of the assets of the Company, the Company or such successor or purchasing corporation, as the case may be, shall issue new Warrants and shall execute a new Warrant Certificate providing that the holder of this Warrant Certificate shall have the right to exercise such new Warrants, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Preferred Stock theretofore issuable upon exercise of the Warrants evidenced hereby, the kind and amount of shares of stock, other securities, money and property receivable upon such consolidation, sale of all or substantially all of the Company's assets or merger by a holder of an equivalent number of shares of Preferred Stock. Such new Warrant Certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (e) shall similarly apply to successive consolidations, mergers and sales of all or substantially all of the Company's assets.

     4. FRACTIONAL SHARES; FAIR MARKET VALUE OF COMMON STOCK. No fractional Warrant Shares will be issued in connection with any exercise or exchange hereunder, but in lieu thereof the Company shall make a cash payment therefor equal to such fraction multiplied by the Fair Market Value of the Warrant Shares on the date of such exercise or exchange. For purposes of this Warrant Certificate, "Fair Market Value" of one Warrant Share as of a particular date (the "Determination Date") shall be determined as follows:

          (a) if the Determination Date is the closing date of the Public Offering, then the "Fair Market Value" shall be equal to the initial public offering price per share (before deducting commissions, discounts or expenses) at which the Common Stock is sold in such offering; or


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          (b)  if the Fair Market Value is not determinable as aforesaid, then the Fair Market Value shall be determined in good faith by the Board of Directors of the Company.

     5. REPLACEMENT OF WARRANTS. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, on surrender and cancellation of such Warrant Certificate, the Company at its expense will execute and deliver to the Holder, in lieu thereof, a new Warrant Certificate of like tenor.

     6.   [Intentionally Omitted]

     7. INVESTMENT INTENT. The Holder, by accepting this Warrant Certificate, covenants and agrees that, at the time of exercise of Warrants, and at the time of any proposed transfer of the Warrant Shares, such holder will deliver to the Company a written statement that the securities acquired by the holder upon exercise hereof are for the account of the holder for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof), and make other representations which the Company may reasonably require in order to comply with the restrictions of state and federal securities laws relating to the sale and disposition on "restricted securities," as that term is defined in Rule 144 of the Securities Act.

     8. NON-TRANSFERABILITY OF WARRANTS. The Warrants may not be transferred or assigned in whole or in part without (i) the prior written consent of the Company (which consent shall not be unreasonably withheld), and (ii) compliance with applicable federal and state securities laws; PROVIDED, HOWEVER, that Warrants may be transferred without the prior written consent of the Company in the following transactions:

          (a) a transfer of Warrants by a Holder who is a natural person during such Holder's lifetime or on death by will or intestacy to such Holder's immediate family or to any custodian or trustee for the account of such holder or such Holder's immediate family (as used herein, "immediate family" shall mean spouse, lineal descendant, father, mother, brother, or sister of the Holder);

          (b) a transfer of Warrants to the Company or to any shareholder of the Company;

          (c) a transfer of Warrants to a person who, at the time of such transfer, is (or is an affiliate of) an officer or director of the Company;

          (d) a transfer of Warrants pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of the corporate shareholder or pursuant to a sale of all or substantially all of the stock or assets of a corporate shareholder; or


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          (e)  a transfer of Warrants by a Holder which is a limited or general partnership to any of its partners or former partners.

     9. RIGHTS AS STOCKHOLDERS; INFORMATION. No Holder of Warrants, as such, shall be entitled to vote or receive dividends or be deemed the holder of the Warrant Shares issuable upon exercise thereof, nor shall anything contained herein be construed to confer upon the Holder of Warrants, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until Warrants shall have been exercised and the Warrant Shares purchasable upon the exercise thereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the Holder such information, documents and reports as are generally distributed to the holders of Common Stock of the Company concurrently with the distribution thereof to the stockholders.

     10. MODIFICATION AND WAIVER. The terms of the Warrants and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     11. NOTICES. Any notice, request, communication or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered, or shall be sent by nationally recognized overnight courier, or by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of the Purchase Agreement.

     12. GOVERNING LAW. This Warrant Certificate shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

     13. SEVERABILITY. The invalidity or unenforceability of any provision of this Warrant Certificate in any jurisdiction shall not affect the validity or enforceability of such provision in any


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other jurisdiction, or affect any other provision of this Warrant
Certificate, which shall remain in full force and effect.

     14. ENTIRE AGREEMENT; MODIFICATION. This Warrant Certificate constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to the subject matter hereof.


                                            ZAPME! CORPORATION

                                            By: /s/ Lance Mortensen
                                               -------------------------------
                                                    Lance Mortensen
                                                    Chief Executive Officer

     Attest:


     /s/ Bruce D. Bower
     -----------------------------
     Bruce D. Bower
     Secretary


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